CHINA ARCHITECTURAL ENGINEERING, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER
LU 0082

SHARES

COMMON STOCK

CUSIP 16937S 10 2
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

CHINA ARCHITECTURAL ENGINEERING, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

China Architectural Engineering, Inc. CORPORATE SEAL MAR. 16, 2004 DELAWARE

CHAIRMAN OF THE BOARD, CEO AND COO

CORPORATE SECRETARY

AUTHORIZED SIGNATURE

TRANSFER AGENT AND REGISTRAR,

THOMAS GREG & SONS

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT— .... Custodian .... (Cust) (Minor) under Uniform Gifts to Minors Act .... (State)

UNIF TRF MIN ACT — .... Custodian (until age ....) (Cust) ....under Uniform Transfers (Minor) to Minors Act .... (State)

Additional abbreviations may also be used though not in the above list.

For Value received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

____

____

______________________________ Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

______________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

X ______________________________

X ______________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By ______________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.